Exhibit 99.1

Barnes & Noble Reports Fiscal 2016 Second Quarter Financial Results

NEW YORK--(BUSINESS WIRE)--December 3, 2015--Barnes & Noble, Inc. (NYSE: BKS) today reported sales and earnings for its fiscal 2016 second quarter ended October 31, 2015.

Sales for the second quarter were $895 million, decreasing 4.5% as compared to a year ago. The second quarter EBITDA loss was $20.5 million, which included a $10.5 million executive severance charge related to the Barnes & Noble College spin-off. Excluding this charge, the EBITDA loss was $10.0 million, a $2.2 million improvement over the prior year.

The second quarter net loss from continuing operations was $27.2 million or $0.36 per share, compared to net loss from continuing operations of $5.1 million, or $0.16 per share, in the prior year. The after-tax impact of the severance charge was $0.08 per share for the quarter.

Retail

Retail sales, which include Barnes & Noble stores and BN.com, were $861 million, decreasing 3.1% due to lower online sales, store closures and a 1% comparable store sales decrease. Excluding NOOK products, comparable store sales decreased 0.5% for the quarter.

Retail EBITDA was $0.8 million, decreasing $23.4 million as compared to the prior year. $10.5 million of the decrease was attributable to the severance charge, while the balance of the decrease was due to lower bookstore and online sales as well as bookstore wage increases.

NOOK

NOOK sales of $43.5 million decreased 31.9% due primarily to lower content sales. NOOK EBITDA losses of $21.3 million declined $15.1 million versus the prior year as the company continues to reduce expenses.

Holiday Season Update

Through Black Friday weekend, third quarter comparable store sales excluding NOOK products increased 1.1%.

“This holiday season, Barnes & Noble executed large-scale, nationwide events to create excitement and drive traffic to our stores,” said Ron Boire, chief executive officer of Barnes & Noble, Inc. “Barnes & Noble’s buyers and merchants have curated an outstanding selection of books, toys and games and gifts, and our booksellers are prepared to help customers find the perfect gift for everyone on their holiday shopping list.”

Outlook

For fiscal year 2016, the Company continues to expect comparable store sales to be approximately flat with the prior year. Excluding NOOK products, comparable store sales are expected to increase approximately 1%. The Company also expects full fiscal year EBITDA losses in the NOOK segment to decline versus the prior year.

Discontinued Operations

As a result of the College spin-off, historical College results have been adjusted to include separation related costs, including investment banking fees of $7 million, and exclude corporate allocations with Retail and have been classified as discontinued operations. Quarterly information is provided at the end of this release.

Conference Call

A conference call with Barnes & Noble, Inc.’s senior management will be webcast beginning at 5:00 P.M. ET on Thursday, December 3, 2015, and is accessible at www.barnesandnobleinc.com/webcasts.

Barnes & Noble, Inc. will report holiday sales on or about January 7, 2016.

About Barnes & Noble, Inc.

Barnes & Noble, Inc. (NYSE: BKS) is a Fortune 500 company, the nation’s largest retail bookseller, and a leading retailer of content, digital media and educational products. The Company operates 647 Barnes & Noble bookstores in 50 states, and one of the Web’s premier e-commerce sites, BN.com (www.bn.com). The NOOK Digital business offers a lineup of popular NOOK (www.nook.com) and UK ® tablets and eReaders and an expansive collection of digital reading and entertainment content through the NOOK Store®. The NOOK Store features more than 4 million digital books in the US (www.nook.co.uk), plus periodicals, comics, apps, movies and TV shows, and offers the ability to enjoy content across a wide array of popular devices through Free NOOK Reading Apps™ available for Android™, iOS® and Windows®.

General information on Barnes & Noble, Inc. can be obtained by visiting the Company's corporate website at www.barnesandnobleinc.com.

Forward-Looking Statements

This press release contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to Barnes & Noble that are based on the beliefs of the management of Barnes & Noble as well as assumptions made by and information currently available to the management of Barnes & Noble. When used in this communication, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "will,” “forecasts,” “projections,” and similar expressions, as they relate to Barnes & Noble or the management of Barnes & Noble, identify forward-looking statements.

Such statements reflect the current views of Barnes & Noble with respect to future events, the outcome of which is subject to certain risks, including, among others, the general economic environment and consumer spending patterns, decreased consumer demand for Barnes & Noble’s products, low growth or declining sales and net income due to various factors, including store closings, higher-than-anticipated or increasing costs, including with respect to store closings, relocation, occupancy (including in connection with lease renewals) and labor costs, the effects of competition, the risk of insufficient access to financing to implement future business initiatives, risks associated with data privacy and information security, risks associated with Barnes & Noble’s supply chain, including possible delays and disruptions and increases in shipping rates, various risks associated with the digital business, including the possible loss of customers, declines in digital content sales, risks and costs associated with ongoing efforts to rationalize the digital business and the digital business not being able to perform its obligations under the Samsung commercial agreement and the consequences thereof, the risk that financial and operational forecasts and projections are not achieved, the performance of Barnes & Noble’s online and other initiatives, effects on Barnes & Noble and its remaining businesses resulting from the separation of Barnes & Noble Education, unanticipated adverse litigation results or effects, potential infringement of Barnes & Noble’s intellectual property by third parties or by Barnes & Noble of the intellectual property of third parties, risks associated with the SEC investigation disclosed in the quarterly report on Form 10-Q for the fiscal quarter ended October 26, 2013, and other factors, including those factors discussed in detail in Item 1A, “Risk Factors,” in Barnes & Noble’s Annual Report on Form 10-K for the fiscal year ended May 2, 2015, and in Barnes & Noble’s other filings made hereafter from time to time with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Barnes & Noble or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Barnes & Noble undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this communication.

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended	26 weeks ended	26 weeks ended
	October 31, 2015	November 1, 2014	October 31, 2015	November 1, 2014

Sales	$894,654	$936,544	$1,873,213	$1,946,897
Cost of sales and occupancy	624,868	650,813	1,303,329	1,326,564
Gross profit	269,786	285,731	569,884	620,333
Selling and administrative expenses	290,281	297,914	562,411	571,647
Depreciation and amortization	35,064	36,954	68,717	74,679
Operating loss	(55,559)	(49,137)	(61,244)	(25,993)
Interest expense, net	2,338	5,288	5,257	11,202
Loss before taxes	(57,897)	(54,425)	(66,501)	(37,195)
Income taxes	(30,694)	(49,316)	(31,547)	(34,109)
Net loss from continuing operations	(27,203)	(5,109)	(34,954)	(3,086)
Income (loss) from discontinued operations	(12,023)	17,407	(39,146)	(13,065)
Net income (loss)	$(39,226)	$12,298	$(74,100)	$(16,151)

Basic income (loss) per common share:
Loss from continuing operations	$(0.36)	$(0.16)	$(0.64)	$(0.21)
Income (loss) from discontinued operations	(0.16)	0.28	(0.55)	(0.22)
Basic income (loss) per common share	$(0.52)	$0.12	$(1.20)	$(0.43)

Diluted income (loss) per common share:
Loss from continuing operations	$(0.36)	$(0.16)	$(0.64)	$(0.21)
Income (loss) from discontinued operations	(0.16)	0.28	(0.55)	(0.22)
Diluted income (loss) per common share	$(0.52)	$0.12	$(1.20)	$(0.43)

Weighted average common shares outstanding:
Basic	75,557	59,343	70,552	59,289
Diluted	75,557	59,343	70,552	59,289

Dividends declared per common share	$0.15	$-	$0.30	$-

Percentage of sales:
Sales	100.0%	100.0%	100.0%	100.0%
Cost of sales and occupancy	69.8%	69.5%	69.6%	68.1%
Gross profit	30.2%	30.5%	30.4%	31.9%
Selling and administrative expenses	32.4%	31.8%	30.0%	29.4%
Depreciation and amortization	3.9%	3.9%	3.7%	3.8%
Operating loss	-6.2%	-5.2%	-3.3%	-1.3%
Interest expense, net	0.3%	0.6%	0.3%	0.6%
Loss before taxes	-6.5%	-5.8%	-3.6%	-1.9%
Income taxes	-3.4%	-5.3%	-1.7%	-1.8%
Net loss from continuing operations	-3.0%	-0.5%	-1.9%	-0.2%
Income (loss) from discontinued operations	-1.3%	1.9%	-2.1%	-0.7%
Net income (loss)	-4.4%	1.3%	-4.0%	-0.8%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Segment Information
(In thousands)
(Unaudited)

		13 weeks ended	13 weeks ended	26 weeks ended	26 weeks ended
		October 31, 2015	November 1, 2014	October 31, 2015	November 1, 2014

Sales
	Retail	$860,705	$888,159	$1,799,703	$1,842,966
	NOOK	43,496	63,866	97,831	133,893
	Elimination	(9,547)	(15,481)	(24,321)	(29,962)
Total		$894,654	$936,544	$1,873,213	$1,946,897

Gross Profit
	Retail	$253,219	$265,203	$535,003	$559,193
	NOOK	16,567	20,528	34,881	61,140
Total		$269,786	$285,731	$569,884	$620,333

Selling and Administrative Expenses
	Retail	$252,435	$240,991	$488,915	$469,991
	NOOK	37,846	56,923	73,496	101,656
Total		$290,281	$297,914	$562,411	$571,647

EBITDA
	Retail	$784	$24,212	$46,088	$89,202
	NOOK	(21,279)	(36,395)	(38,615)	(40,516)
Total		$(20,495)	$(12,183)	$7,473	$48,686

Net Income (Loss)
	EBITDA	$(20,495)	$(12,183)	$7,473	$48,686
	Depreciation and amortization	(35,064)	(36,954)	(68,717)	(74,679)
	Interest expense, net	(2,338)	(5,288)	(5,257)	(11,202)
	Income taxes	30,694	49,316	31,547	34,109
	Income (loss) from discontinued operations	(12,023)	17,407	(39,146)	(13,065)
Total		$(39,226)	$12,298	$(74,100)	$(16,151)

Percentage of sales:

Gross Margin
	Retail	29.4%	29.9%	29.7%	30.3%
	NOOK	48.8%	42.4%	47.5%	58.8%
Total		30.2%	30.5%	30.4%	31.9%

Selling and Administrative Expenses
	Retail	29.3%	27.1%	27.2%	25.5%
	NOOK	111.5%	117.6%	100.0%	97.8%
Total		32.4%	31.8%	30.0%	29.4%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	October 31, 2015	November 1, 2014

ASSETS
Current assets:
Cash and cash equivalents	$13,367	$31,869
Receivables, net	82,355	76,505
Merchandise inventories	1,219,878	1,203,988
Prepaid expenses and other current assets	148,589	91,180
Short-term deferred taxes	117,816	117,819
Current assets of discontinued operations	-	786,725
Total current assets	1,582,005	2,308,086

Property and equipment:
Land and land improvements	2,541	2,541
Buildings and leasehold improvements	1,061,527	1,071,489
Fixtures and equipment	1,573,300	1,687,368
	2,637,368	2,761,398
Less accumulated depreciation and amortization	2,314,184	2,395,347
Net property and equipment	323,184	366,051

Goodwill	215,197	219,119
Intangible assets, net	315,038	316,921
Other noncurrent assets	12,302	11,902
Noncurrent assets of discontinued operations	-	617,737
Total assets	$2,447,726	$3,839,816

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$730,387	$761,259
Accrued liabilities	325,393	315,880
Gift card liabilities	330,474	328,403
Current liabilities of discontinued operations	-	545,320
Total current liabilities	1,386,254	1,950,862

Long-term debt	192,000	64,000
Deferred taxes	133,611	146,537
Other long-term liabilities	153,435	339,438
Noncurrent liabilities of discontinued operations	-	131,205

Redeemable Preferred Shares	-	195,428

Preferred Member Interests in NOOK Media, LLC	-	384,282

Shareholders' equity:
Common stock; $0.001 par value; 300,000 shares authorized;
110,595 and 93,956 shares issued, respectively	111	94
Additional paid-in capital	1,731,696	1,409,088
Accumulated other comprehensive loss	(16,533)	(27,520)
Retained earnings	(51,045)	318,471
Treasury stock, at cost, 34,961 and 34,519, respectively	(1,081,803)	(1,072,069)
Total Barnes & Noble, Inc. shareholders' equity	582,426	628,064
Noncontrolling interest	-	-
Total shareholders' equity	582,426	628,064
Commitments and contingencies	-	-
Total liabilities and shareholders' equity	$2,447,726	$3,839,816

BARNES & NOBLE, INC. AND SUBSIDIARIES
Earnings (Loss) Per Share
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended	26 weeks ended	26 weeks ended
	October 31, 2015	November 1, 2014	October 31, 2015	November 1, 2014
Numerator for basic income (loss) per share:
Net loss from continuing operations attributable to Barnes & Noble, Inc.	$(27,203)	$(5,109)	$(34,954)	$(3,086)

Inducement fee paid upon conversion of Series J preferred stock	-	-	(3,657)	-
Preferred stock dividends	-	(3,941)	-	(7,883)
Preferred stock dividends paid in shares	-	-	(1,783)	-
Accretion of dividends on preferred stock	-	(758)	(4,204)	(1,516)
Less allocation of dividends to participating securities	(332)	-	(692)	-
Less allocation of undistributed earnings to participating securities	-	587	-	-

Net loss from continuing operations available to common shareholders	(27,535)	(9,221)	(45,290)	(12,485)

Net income (loss) from discontinued operations attributable to Barnes & Noble, Inc.	(12,023)	17,407	(39,146)	(13,065)
Less allocation of undistributed earnings to participating securities	-	(1,042)	-	-

Net income (loss) from discontinued operations available to common shareholders	(12,023)	16,365	(39,146)	(13,065)
Net income (loss) available to common shareholders	$(39,558)	$7,144	$(84,436)	$(25,550)

Numerator for diluted income (loss) per share:
Net loss from continuing operations available to common shareholders	$(27,535)	$(9,221)	$(45,290)	$(12,485)

Preferred stock dividends (a)	-	-	-	-
Accretion of dividends on preferred stock (a)	-	-	-	-
Allocation of undistributed earnings to participating securities	-	587	-	-
Less diluted allocation of undistributed earnings to participating securities	-	(587)	-	-
Net loss from continuing operations available to common shareholders	(27,535)	(9,221)	(45,290)	(12,485)

Net income (loss) from discontinued operations available to common shareholders	(12,023)	16,365	(39,146)	(13,065)
Allocation of undistributed earnings to participating securities	-	1,042	-	-
Less diluted allocation of undistributed earnings to participating securities	-	(1,042)	-	-
Net income (loss) from discontinued operations available to common shareholders	(12,023)	16,365	(39,146)	(13,065)
Net income (loss) available to common shareholders	$(39,558)	$7,144	$(84,436)	$(25,550)

Denominator for basic income (loss) per share:
Basic weighted average common shares	75,557	59,343	70,552	59,289

Denominator for diluted income (loss) per share:
Basic weighted average common shares	75,557	59,343	70,552	59,289
Preferred shares (a)	-	-	-	-
Average dilutive options (a)	-	-	-	-
Diluted weighted average common shares	75,557	59,343	70,552	59,289

Basic income (loss) per common share:
Loss from continuing operations	$(0.36)	$(0.16)	$(0.64)	$(0.21)
Income (loss) from discontinued operations	(0.16)	0.28	(0.55)	(0.22)
Basic income (loss) per common share	$(0.52)	$0.12	$(1.20)	$(0.43)

Diluted income (loss) per common share:
Loss from continuing operations	$(0.36)	$(0.16)	$(0.64)	$(0.21)
Income (loss) from discontinued operations	(0.16)	0.28	(0.55)	(0.22)
Diluted income (loss) per common share	$(0.52)	$0.12	$(1.20)	$(0.43)

(a) Although the Company was in a net income position during the 13 weeks ended November 1, 2014, the dilutive effect of the Company’s convertible preferred shares and stock options were excluded from the calculation of income per share using the two-class method because the effect would be antidilutive.

BARNES & NOBLE, INC. AND SUBSIDIARIES
Segment Information
(In thousands)
(Unaudited)

	13 weeks ended	13 weeks ended	13 weeks ended	13 weeks ended	52 weeks ended	13 weeks ended
	August 2, 2014	November 1, 2014	January 31, 2015	May 2, 2015	May 2, 2015	August 1, 2015

Sales
Retail	$954,807	$888,159	$1,395,917	$869,360	$4,108,243	$938,998
NOOK	70,027	63,866	77,509	52,431	263,833	54,335
Elimination	(14,481)	(15,481)	(33,294)	(11,712)	(74,968)	(14,774)
Total	$1,010,353	$936,544	$1,440,132	$910,079	$4,297,108	$978,559

Gross Profit
Retail	$293,990	$265,203	$481,760	$268,444	$1,309,397	$281,784
NOOK	40,612	20,528	24,024	31,363	116,527	18,314
Total	$334,602	$285,731	$505,784	$299,807	$1,425,924	$300,098

Selling and Administrative Expenses
Retail	$229,000	$240,991	$286,371	$235,307	$991,669	$236,480
NOOK	44,733	56,923	53,061	45,679	200,396	35,650
Total	$273,733	$297,914	$339,432	$280,986	$1,192,065	$272,130

EBITDA
Retail	$64,990	$24,212	$195,389	$33,137	$317,728	$45,304
NOOK	(4,121)	(36,395)	(29,037)	(14,316)	(83,869)	(17,336)
Total	$60,869	$(12,183)	$166,352	$18,821	$233,859	$27,968

Net Income (Loss)
EBITDA	$60,869	$(12,183)	$166,352	$18,821	$233,859	$27,968
Depreciation and amortization	(37,725)	(36,954)	(35,271)	(33,715)	(143,665)	(33,653)
Interest expense, net	(5,914)	(5,288)	(3,521)	(2,955)	(17,678)	(2,919)
Income taxes	(15,207)	49,316	(88,583)	14,830	(39,644)	853
Income (loss) from discontinued operations	(30,472)	17,407	33,191	(16,402)	3,724	(27,123)
Total	$(28,449)	$12,298	$72,168	$(19,421)	$36,596	$(34,874)

Net income (loss) as previously reported	(28,449)	12,298	72,168	(19,421)	36,596	(34,874)

Percentage of sales:

Gross Margin
Retail	30.8%	29.9%	34.5%	30.9%	31.9%	30.0%
NOOK	73.1%	42.4%	54.3%	77.0%	61.7%	46.3%
Total	33.1%	30.5%	35.1%	32.9%	33.2%	30.7%

Selling and Administrative Expenses
Retail	24.0%	27.1%	20.5%	27.1%	24.1%	25.2%
NOOK	80.5%	117.6%	120.0%	112.2%	106.1%	90.1%
Total	27.1%	31.8%	23.6%	30.9%	27.7%	27.8%

CONTACT:
Media:
Barnes & Noble, Inc.
Mary Ellen Keating, (212) 633-3323
Senior Vice President
Corporate Communications
mkeating@bn.com
or
Investor:
Barnes & Noble, Inc.
Andy Milevoj, (212) 633-3489
Vice President, Investor Relations
amilevoj@bn.com